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                                                                   EXHIBIT 10.11

                               EXTENSION AGREEMENT

THIS AGREEMENT ("Agreement") dated this 20th day of May, 1993.

BETWEEN:

                   THE PRUDENTIAL ASSURANCE COMPANY LIMITED

                   (hereinafter called the "Landlord")

                                                                    FIRST PARTY,


                   -and-

                   GEAC CANADA LIMITED

                   (hereinafter called the "Tenant")

                                                                   SECOND PARTY.


WHEREAS by a lease dated February 28, 1989 (the "Existing Lease"), Guarsel Partnership, as Landlord, leased to GEAC Canada Limited, as Tenant, for and during a term (the "Term") of ten (10) years, from and including May 1, 1989 (the "Commencement Date"), to and including April 30, 1999, certain office premises (the "Leased Premises") containing a Usable Area of 24,427 square feet and a Rentable Area of 25,286 square feet on the 3rd floor of the building (the "Building") presently known municipally as 11 Allstate Parkway, Markham, Ontario, and which Leased Premises are (i) presently known as Suite 300; and
(ii) shown in the approximate location crosshatched in black on the plan attached to the Existing Lease as Schedule "B";

AND WHEREAS The Prudential Assurance Company Limited has succeeded to the interest of Guarsel Partnership as Landlord;

AND WHEREAS by a Lease Amending Agreement dated September 15, 1989, the Tenant was given a licence to use certain storage area (the "Storage Area") in the basement level of the Building, in an area designated by the Landlord, comprising approximately 393 square feet, for a period commencing on July 1, 1989 and expiring on the last day of the Term of the Existing Lease, including any renewals, in accordance with the provisions of Schedule "J" annexed to the Agreement, solely for the purpose of storage of those items permitted under Schedule "J";

AND WHEREAS by a Lease Amending Agreement dated November 1, 1990, the Tenant was given a licence to use certain additional basement storage area (the "Additional Storage Area"), in the approximate location shown crosshatched in green on Schedule "K1" attached to the Agreement, containing an area of approximately 2,200 square feet, for a period commencing on November 1, 1990 and expiring on the last day of the Term of the Existing Lease, including any renewals, (the "Additional Storage Area Term"), in accordance with the provisions of Schedule "K" annexed to the Agreement and only for the purpose of storage of those items permitted under Schedule "K";

AND WHEREAS the Leased Premises were remeasured by Young & Wright Architects Inc. by certificate dated January 1, 1993, by which certificate the Usable Area of the Leased Premises was ascertained to be 24,276 square feet and the Rentable Area of the Leased Premises was ascertained to be 25,200 square feet, and which Leased Premises are shown outlined in red on the plan attached to this Agreement as Schedule "A";

AND WHEREAS the Existing Lease, the Lease Amending Agreement dated September 15, 1989 and the Lease Amending Agreement dated November 1, 1990 will collectively be known as and form the "Lease";

AND WHEREAS the Landlord and Tenant have agreed to (i) extend the Term by a further five (5) years, from and including May 1, 1999, to and including April 30, 2004 (the "Extended Term"); (ii) revise the Basic Rent as of and effective from May 1, 1994, to and including April 30, 2004; and (iii) further amend the Lease, all as more fully set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of FIVE DOLLARS ($5.00) of lawful money of Canada now paid by each of the parties hereto to the other (the receipt whereof is hereby acknowledged), the parties hereto agree as follows:

1.   EXTENSION OF TERM

     The Term of the Lease is hereby extended for the Extended Term (namely, from and including MAY 1, 1999, TO AND INCLUDING APRIL 30, 2004) upon the same terms and conditions as are contained in the Lease, except as modified by this Agreement.

2.   BASIC RENT

     The Basic Rent payable on the Rentable Area of the Leased Premises is hereby amended from EIGHTEEN DOLLARS ($18.00) per square foot per annum to THIRTEEN DOLLARS AND FIFTY CENTS ($13.50) per square foot per annum effective MAY 1, 1994 until the expiry of the Extended Term on APRIL 30, 2004.

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                                      -2-

3.   BASIC RENT FREE PERIOD

     Notwithstanding the foregoing, the Landlord hereby grants to the Tenant a six (6) month Basic Rent Free Period commencing on MAY 1, 1995, to and including OCTOBER 31, 1995. During this period, the Tenant will not be obligated to pay any Basic Rent but will pay all Additional Rent for the Leased Premises. The Tenant shall be entitled to such Basic Rent Free Period only if the Tenant is not in default under the Lease.

4.   LEASEHOLD IMPROVEMENTS

     The Landlord hereby grants to the Tenant a one-time cash allowance in the amount of EIGHT DOLLARS AND FIFTY CENTS ($8.50) per square foot of Usable Area. This will be payable on MAY 1, 1994.

5.   OPTION TO CANCEL

     Section 14.18 of the Lease is hereby amended as follows:

     "The Tenant shall be entitled to cancel this Lease as of and effective on APRIL 30, 1999 with SIX (6) MONTHS' prior written notice. The notice must be given on or before NOVEMBER 30, 1998 and will be valid only if accompanied by payment to the Landlord of a postdated bank draft payable on APRIL 30, 1999 in the amount of TWENTY DOLLARS ($20.00) per rentable square foot, the value of the then unamortized inducement to enter into this Lease. This clause is personal to GEAC Canada Limited and conditional upon GEAC Canada Limited being in full occupancy of the Leased Premises."

6.   INDEMNITY

     It is hereby understood and agreed that Third Party indemnification of the Landlord with respect to all undertakings, terms, covenants, conditions and provisions to be observed by the Tenant pursuant to the Lease and this Agreement will no longer be required as of and effective from May 1, 1994.

7.   CONFIRMATION

     The Parties confirm that in all other respects, the terms, covenants and conditions of the Lease remain unchanged and in full force and effect, except as modified by this Agreement. It is understood and agreed that all terms and expressions used in this Agreement shall, unless the contrary intention is expressed herein, have the same meanings as ascribed to them in the Lease.

     The Lease, as amended by this Agreement, is hereby ratified and confirmed.

     This Agreement shall enure to the benefit of and be binding upon the Landlord, its successors and assigns, and upon the Tenant and its permitted heirs, executors, administrators, successors and permitted assignees, as the case may be.



IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED
in the presence of:               THE PRUDENTIAL ASSURANCE
                                  COMPANY LIMITED


                                  Per: "Peter J. Andrews"                    c/s
                                      ------------------------------------------
                                      Authorized Signing Officer

                                  Per:"Prudential Assurance Company Limited" c/s
                                      ------------------------------------------
                                      Authorized Signing Officer


                                  GEAC CANADA LIMITED


                                  Per: "Geac Canada Limited"                 c/s
                                      ------------------------------------------
                                      Authorized Signing Officer

                                  Per: "Geac Canada Limited"                 c/s
                                      ------------------------------------------
                                      Authorized Signing Officer
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                                  SCHEDULE "A"



                        ARCHITECTURAL AREA CERTIFICATION*

Tenant Name:                            GEAC Computer Corp. Ltd.

Suite No., Municipal Address:           300, 11 Allstate Parkway

Building Owner:                         The Prudential Assurance Company Limited

Date:                                   January 1, 1993

This is to certify that the captioned tenancy area has been calculated utilizing B.O.M.A. standards (1981), with plans and dimensional information supplied by the Owner and verified on site by Young + Wright personnel.


                                           Imperial (S.F.)         Metric (S.M.)

B.O.M.A. Rentable Floor Area                    25,200                2,341.1

B.O.M.A. Usable Floor Area                      24,276                2,255.2

Tenant Usable Floor Area                        24,276                2,255.2

Rentable/Usable Floor Area Factor               1.0381

TENANT RENTABLE FLOOR AREA                      25,200                2,341.1


 "Drummond Hassan"

---------------------------
 Drummond Hassan
 Partner

* Please refer to the attached Key Plan, dated January 1, 1993
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                                  SCHEDULE "A"



                            [GRAPHIC OF FLOOR PLAN]